Capital Group Dividend Growers ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 96.46% Industrials 18.02%	Shares	Value (000)
RTX Corp.	46,274	$4,149
Broadridge Financial Solutions, Inc.	17,426	3,548
Airbus SE, non-registered shares	18,933	3,130
Carrier Global Corp.	45,184	2,511
RELX PLC	56,882	2,485
BAE Systems PLC	156,965	2,461
Canadian National Railway Co. (CAD denominated)	17,370	2,252
Ryanair Holdings PLC (ADR)	15,635	2,162
FedEx Corp.	8,626	2,148
Paychex, Inc.	17,003	2,085
Northrop Grumman Corp.	4,046	1,865
Hitachi, Ltd.	21,100	1,782
ITOCHU Corp.	40,100	1,743
Honeywell International, Inc.	8,488	1,687
Trinity Industries, Inc.	65,373	1,659
Norfolk Southern Corp.	6,410	1,624
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	8,502	1,260
		38,551
Financials 14.95%
CME Group, Inc., Class A	14,632	3,224
Banca Generali SpA	84,587	3,123
Morgan Stanley	34,742	2,989
DBS Group Holdings, Ltd.	96,200	2,383
AIA Group, Ltd.	272,400	2,213
Webster Financial Corp.	46,116	2,197
London Stock Exchange Group PLC	18,519	2,075
Kaspi.kz JSC (ADR)	19,610	2,039
United Overseas Bank, Ltd.	95,300	1,980
JPMorgan Chase & Co.	9,960	1,853
Truist Financial Corp.	51,787	1,812
UniCredit SpA	51,499	1,721
KB Financial Group, Inc. (ADR)	33,308	1,577
Euronext NV	15,219	1,402
East West Bancorp, Inc.	19,096	1,391
		31,979
Consumer staples 10.54%
Philip Morris International, Inc.	48,475	4,361
Nestlé SA	32,052	3,326
Danone SA	41,189	2,627
Imperial Brands PLC	105,610	2,272
Dollar General Corp.	15,587	2,265
Anheuser-Busch InBev SA/NV	35,109	2,114
General Mills, Inc.	30,867	1,981
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
British American Tobacco PLC	64,553	$1,911
Constellation Brands, Inc., Class A	6,760	1,680
		22,537
Information technology 10.41%
Broadcom, Inc.	5,530	7,192
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	50,773	6,533
SAP SE	19,560	3,655
KLA Corp.	4,609	3,145
Texas Instruments, Inc.	10,413	1,742
		22,267
Health care 9.52%
Eli Lilly and Co.	6,052	4,561
AstraZeneca PLC	29,377	3,702
Abbott Laboratories	24,714	2,932
UnitedHealth Group, Inc.	5,417	2,674
Merck & Co., Inc.	17,406	2,213
AbbVie, Inc.	12,460	2,194
Bristol-Myers Squibb Co.	40,923	2,077
		20,353
Consumer discretionary 8.30%
Tractor Supply Co.	13,276	3,376
Industria de Diseño Textil, SA	67,776	3,004
Starbucks Corp.	25,086	2,381
LVMH Moët Hennessy-Louis Vuitton SE	2,341	2,133
Kering SA	4,280	1,966
Bridgestone Corp.	44,000	1,892
YUM! Brands, Inc.	11,183	1,548
Galaxy Entertainment Group, Ltd.	266,000	1,452
		17,752
Real estate 7.69%
Equinix, Inc. REIT	5,412	4,810
VICI Properties, Inc. REIT	151,599	4,537
Link REIT	451,400	2,246
Rexford Industrial Realty, Inc. REIT	33,231	1,691
Welltower, Inc. REIT	17,368	1,601
CK Asset Holdings, Ltd.	339,500	1,567
		16,452
Utilities 6.36%
CenterPoint Energy, Inc.	169,763	4,668
Engie SA	203,840	3,269
Iberdrola, SA, non-registered shares	225,755	2,591
Edison International	32,790	2,230
AES Corp.	54,966	836
		13,594
Energy 5.50%
BP PLC	730,250	4,247
TC Energy Corp. (CAD denominated)	66,223	2,619
TotalEnergies SE	33,206	2,117
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy (continued)	Shares	Value (000)
Equitrans Midstream Corp.	139,894	$1,495
Schlumberger NV	26,707	1,291
		11,769
Communication services 3.24%
Nippon Telegraph and Telephone Corp.	3,512,900	4,272
Koninklijke KPN NV	727,802	2,661
		6,933
Materials 1.93%
Vale SA (ADR), ordinary nominative shares	194,312	2,605
Dow, Inc.	27,429	1,533
		4,138
Total common stocks (cost: $195,473,000)		206,325
Short-term securities 3.29% Money market investments 3.29%
Capital Group Central Cash Fund 5.41%[1,2]	70,320	7,032
Total short-term securities (cost: $7,032,000)		7,032
Total investment securities 99.75% (cost: $202,505,000)		213,357
Other assets less liabilities 0.25%		537
Net assets 100.00%		$213,894
Investments in affiliates2

	Value at 9/26/2023[3] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 3.29%
Money market investments 3.29%
Capital Group Central Cash Fund 5.41%[1]	$—	$20,592	$13,560	$—[4]	$—[4]	$7,032	$87
[1]	Rate represents the seven-day yield at February 29, 2024.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Commencement of operations.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Capital Group Dividend Growers ETF — Page 3 of 5

unaudited
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Dividend Growers ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 29, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-310-0424O-S90620	Capital Group Dividend Growers ETF — Page 5 of 5